EXHIBIT 32<?xml:namespace prefix = o ns = "urn:schemas-microsoft-com:office:office" />

                            Certification of Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

In connection with the quarterly report on Form 10Q-SB of Bibb Corporation (Registrant), as filed with the Securities and Exchange Commission on the date hereof (the Report),
I, Judson Bibb, Chief Executive Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)  the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2)  the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

                          Date:  October 28, 2007                        BIBB CORPORATION

/s/ Judson Bibb
By: Judson Bibb, President, Chief Executive Officer, Secretary, Treasurer, Chief Financial Officer
and Principal Accounting Officer